UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 7, 2008
Date of Report (Date of earliest event reported)

EMCORE CORPORATION
Exact Name of Registrant as Specified in its Charter

New Jersey	0-22175	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

10420 Research Road, SE, Albuquerque, New Mexico  87123
Address of principal executive offices, including zip code

(505) 332-5000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03                      Amendments to Articles of Incorporation or Bylaws.

On August 7, 2008, the Board of Directors of EMCORE Corporation (“EMCORE” or the “Company”) amended EMCORE’s By-Laws to incorporate director independence standards and to provide for term limits for independent directors and a procedure that allows shareholders owning at least twenty percent of the Company’s outstanding capital stock to have a director nominee included in the Company’s proxy materials.  A complete copy of the Restated Bylaws, reflecting such amendments, is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

 (d)           Exhibits

Exhibit Number	Description
3.1	Restated By-Laws of EMCORE Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION
Dated: August 13, 2008	By: /s/ Keith Kosco Name: Keith Kosco Title: Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Restated By-Laws of EMCORE Corporation